Dreyfus Premier
      New York Municipal
      Bond Fund

      ANNUAL REPORT November 30, 2002



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            21   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                            28   Board Members Information

                            30   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                   Dreyfus Premier New York Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier New York Municipal Bond Fund, covering the 12-month period from December 1, 2001 through November 30, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

In an otherwise turbulent year, municipal bonds have provided relatively attractive and stable returns. Indeed, tax-exempt bond prices were boosted further in November when the Federal Reserve Board (the "Fed") reduced short-term interest rates by another 0.50 percentage points. As a result, the performance of high-quality municipal bonds to date in 2002 has been substantially better than many other asset classes.

Will highly rated municipal bonds continue to provide higher returns than stocks? While no one can know for sure, many analysts currently believe that the Fed's next move may be toward higher interest rates, which is likely to put downward pressure on prices of many bonds. History suggests that investing only in fixed-income securities probably won't provide the long-term returns most investors need. Instead, we believe that holding the right mix of stocks, bonds and cash that fits their overall financial circumstances is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
December 16, 2002




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2002, the fund's Class A shares achieved a total return of 6.76%, Class B shares achieved a total return of 6.23% and Class C shares achieved a total return of 5.93%.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 6.32% for the same period.(2 )Additionally, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 5.33%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund and market were primarily influenced by low interest rates, lackluster economic growth and a "flight to quality" among investors. The fund's returns were competitive relative to its benchmark and the fund produced higher returns than its Lipper category average, primarily because of its focus on high-quality bonds in the 20-year maturity range, which were among the New York market's best-performing securities during the reporting period.

What is the fund's investment approach?

The fund seeks a high level of federal, New York state and New York city tax-exempt income as is consistent with the preservation of capital from a diversified portfolio of municipal bonds from New York issuers.

In managing the fund, we attempt to add value by selecting tax-exempt bonds in the maturity ranges that we believe are most likely to provide attractive returns. These bonds comprise the portfolio's long-term core position. We augment the core position with holdings in

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

bonds that we believe have the potential to provide both competitive yields and capital appreciation.

What other factors influenced the fund's performance?

When the reporting  period began, the nation was looking forward to the end of the 2001 recession. Although an economic recovery began in early 2002, it proved to be far less robust than most investors had expected. Spreading corporate scandals and growing international tensions further aggravated uncertain economic conditions. As a result, for most of the reporting period the Federal Reserve Board (the "Fed" ) continued to maintain short-term interest rates at 1.75%, their lowest level in 40 years. When even these aggressively low interest rates failed to rekindle corporate capital spending, the Fed implemented an additional 0.50 percentage-point rate cut in November. Historically low interest rates, coupled with surging demand for municipal bonds as investors sought a relatively safe haven from the declining stock market, created a generally favorable environment for municipal bonds, especially for securities with maturities in the 20-year range.

At the same time, however, New York lost a substantial number of jobs during the 2001 recession, and both the state and New York City have collected less income, sales and capital gains tax revenue than they originally anticipated. The state and the city bridged their fiscal 2003 budget deficits by reducing expenses, raising taxes and borrowing in the tax-exempt bond markets. Although an increase in the supply of tax-exempt securities often puts upward pressure on yields, new issuance during the reporting period was easily absorbed by the surge in investor demand, keeping yields relatively low.

Our focus on 20-year bonds benefited the fund by capturing most of the yield of 30-year bonds, but with less volatility. Typically, we favored income-oriented bonds selling at a modest premium to their face values, which have historically tended to hold their value better than many other bonds in declining markets. At the same time, we intensified our emphasis on high credit quality, generally avoiding the state's unsecured debt in favor of bonds issued by cities, towns and other local entities, including bonds backed by the revenues of essential municipal services, such as water and sewer facilities. The fund also held a number of bonds that were "pre-refunded." These result when issuers take advantage of low interest rates to refund high interest-rate debt. The ratings on these bonds are usually AAA or the AAA equivalent. As a result, the prices of these holdings rose sharply.

What is the fund's current strategy?

We expect the supply of New York bonds to continue to rise as the state and city refinance existing debt at lower rates and attempt to bridge their budget deficits. In addition, because of the absolute low level of rates, we have adopted a more defensive posture, enhancing the fund's diversification among New York issuers and taking advantage of opportunities to upgrade protection from early redemptions. In our view, these strategies are the prudent course in today's uncertain economic and market environments.

December 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier New York Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND ON 11/30/92 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN NEW YORK MUNICIPAL SECURITIES AND THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN NEW YORK MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 11/30/02


                                                    Inception                                                        From
                                                      Date           1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                      1.94%           4.22%          5.77%
WITHOUT SALES CHARGE                                                  6.76%           5.19%          6.26%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))              1/15/93          2.23%           4.32%           --          5.85%((+)(+))
WITHOUT REDEMPTION                                   1/15/93          6.23%           4.65%           --          5.85%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))        9/11/95          4.93%           4.39%           --             5.00%
WITHOUT REDEMPTION                                   9/11/95          5.93%           4.39%           --             5.00%



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%. AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund


STATEMENT OF INVESTMENTS

November 30, 2002



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--86.0%

Albany Industrial Development Agency,

  LR:

    (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      1,150,000                1,159,637

      (New York State Department of Health

         Building Project) 7.25%, 10/1/2010                                                   1,380,000                  876,300

Erie County Industrial Development Agency,

  Life Care Community Revenue

   (Episcopal Church Home) 6%, 2/1/2028                                                       2,250,000                2,165,107

Erie County Tobacco Asset Securitization Corp., Tobacco

   Settlement Asset-Backed 6.50%, 7/15/2032                                                   2,000,000                2,133,640

Huntington Housing Authority, Senior Housing

  Facility Revenue (Gurwin Jewish

   Senior Residences) 6%, 5/1/2029                                                            1,370,000                1,197,832

Metropolitan Transportation Authority, Revenue:

   9.54%, 11/15/2018 (Insured; AMBAC)                                                         3,500,000                4,053,910

   Commuter Facilities

      5.70%, 7/1/2017 (Insured; MBIA)                                                         5,895,000                6,718,296

   Transit Facilities:

      8.721%, 7/1/2014                                                                        2,000,000  (a,b)         2,434,340

      6%, 7/1/2016 (Insured; FSA)                                                             3,000,000                3,460,680

Newburgh Industrial Development Agency, IDR
   (Bourne and Kenney Redevelopment Co.)

   5.75%, 8/1/2032 (Guaranteed; SONYMA)                                                       1,000,000                1,074,570

New York City:

   8.757%, 2/1/2008 (Insured; MBIA)                                                           3,250,000  (a,b)         3,599,343

   6.75%, 2/1/2009                                                                            2,000,000                2,284,180

   6%, 8/1/2017                                                                               3,000,000                3,304,140

   6%, 5/15/2020                                                                              2,000,000                2,126,160

   6.625%, 8/1/2025                                                                           4,095,000                4,626,081

New York City Housing Development Corp., MFHR

   5.625%, 5/1/2012                                                                             585,000                  610,471

New York City Industrial Development Agency:

  Civic Facility Revenue:

    Lease Revenue (College of Aeronautics Project)

         5.45%, 5/1/2018                                                                      1,000,000                  994,900

      (YMCA of Greater New York Project)

         5.80%, 8/1/2016                                                                      1,000,000                1,021,040

   IDR (Laguardia Association LP Project)
      6%, 11/1/2028                                                                           2,750,000                1,992,568


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

      9.24%, 6/15/2015                                                                        2,000,000  (a,b)         2,328,760

      5.50%, 6/15/2023                                                                        1,750,000                1,819,965

      5.25%, 6/15/2034                                                                        2,000,000                2,027,220

New York City Transitional Finance Authority, Revenue:

   8.71%, 5/1/2012                                                                            2,000,000                2,327,580

   6%, 11/15/2013                                                                               450,000                  511,060

   6%, 11/15/2013 (Prerefunded 5/15/2010)                                                     1,550,000  (c)           1,816,135

   5.25%, 2/1/2029                                                                            2,450,000                2,652,370

New York State Dormitory Authority, Revenues:

  (Consolidated City University System):

      5.75%, 7/1/2009 (Insured; AMBAC)                                                        3,000,000                3,403,470

      5.625%, 7/1/2016                                                                        4,000,000                4,447,120

      5.75%, 7/1/2016 (Insured; FGIC)                                                         1,000,000                1,095,370

   (Fordham University) 5%, 7/1/2020 (Insured; FGIC)                                          1,325,000                1,343,590

   Health Hospital and Nursing Home:

      (Department of Health) 5.75%, 7/1/2017                                                  1,000,000                1,060,920

      (Ideal Senior Living Center Housing Corp.)

         5.90%, 8/1/2026 (Insured; MBIA; FHA)                                                 1,000,000                1,082,250

      (Lenox Hill Hospital Obligated Group)

         5.50%, 7/1/2030                                                                      1,000,000                  989,440

      (Manhattan College) 5.50%, 7/1/2016                                                       975,000                1,049,353

      (Miriam Osborn Memorial Home)

         6.875%, 7/1/2019 (Insured; ACA)                                                      1,000,000                1,122,450

      (Municipal Health Facilities Improvement

         Program) 5.50%, 5/15/2024 (Insured; FSA)                                             1,000,000                1,052,640

      (North General Hospital)

         5.20%, 2/15/2015 (Insured; AMBAC)                                                    2,000,000                2,102,240

   (New York University) 5.50%, 7/1/2040 (Insured; AMBAC)                                     2,500,000                2,738,925

   (State University Educational Facilities):

      5.875%, 5/15/2017                                                                       2,000,000                2,291,120

      5.50%, 5/15/2026 (Insured; FSA)                                                         5,000,000                5,614,550

      5.50%, 7/1/2026 (Insured; FGIC)                                                         1,000,000                1,038,410

New York State Environmental Facilities Corp.:

  Clean Water and Drinking Revolving Funds

    (New York City Municipal Water Project):

         5.375%, 6/15/2019                                                                    3,000,000                3,176,730

         5.25%, 6/15/2020                                                                     3,000,000                3,112,800

   PCR (Pilgrim State Sewer Project)

      6.30%, 3/15/2016                                                                        3,000,000                3,128,790



                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Housing Finance Agency, Revenue:

   Health Facilities (New York City) 6%, 11/1/2007                                            4,000,000                4,406,480

   Housing Project Mortgage

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,960,000                2,143,691

   Service Contract Obligation:

      6.25%, 9/15/2010                                                                        1,080,000                1,210,486

      6.25%, 9/15/2010 (Prerefunded 9/15/2007)                                                1,920,000  (c)           2,191,738

      5.25%, 9/15/2011                                                                        1,500,000                1,591,215

      5.50%, 9/15/2018                                                                        1,650,000                1,753,108

New York State Medical Care Facilities Finance Agency,

  Hospital and Nursing Home FHA Insured Mortgage

   Revenue 6.05%, 2/15/2015                                                                   3,000,000                3,294,630

New York State Mortgage Agency, Homeownership

  Mortgage Revenue:

      6%, 4/1/2017                                                                            2,000,000                2,107,360

      5.95%, 4/1/2030                                                                         1,895,000                1,993,862

New York State Power Authority, Revenue

   5%, 11/15/2020                                                                             2,000,000                2,019,500

New York State Thruway Authority, Service Contract

  Revenue:

    (Highway and Bridge Trust Fund):

         5.50%, 4/1/2015 (Insured; FGIC)                                                      1,000,000                1,092,140

         5.50%, 4/1/2016 (Insured; FGIC)                                                      1,000,000                1,087,000

      (Local Highway and Bridge):

         6%, 4/1/2011                                                                         1,955,000                2,191,692

         6%, 4/1/2011 (Prerefunded; 4/1/2007)                                                 3,045,000  (c)           3,512,651

         5.75%, 4/1/2016                                                                      3,000,000                3,383,700

         5.75%, 4/1/2019                                                                      2,000,000                2,140,640

         5.25%, 4/1/2020                                                                      2,500,000                2,570,350

New York State Urban Development Corp., Revenue,

  Correctional Capital Facilities:

      6.10%, 1/1/2011                                                                         4,000,000                4,230,680

      5.70%, 1/1/2016                                                                         8,350,000                9,096,740

      5.50%, 1/1/2025 (Insured; MBIA)                                                         2,000,000                2,085,000

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          1,000,000                1,041,920

Niagara Frontier Transportation Authority,
   Airport Revenue (Buffalo Niagara International Airport)

   5.625%, 4/1/2029 (Insured; MBIA)                                                           2,000,000                2,080,020

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glen Arden Inc. Project) 5.625%, 1/1/2018                                                 1,000,000                  885,140


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Rensselaer County Industrial Development Agency, IDR

  (Albany International Corp.)

   7.55%, 6/1/2007 (LOC; Norstar Bank)                                                        1,500,000                1,751,190

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000  (d)           2,039,700

Triborough Bridge and Tunnel Authority, Revenue:

   5.25%, 11/15/2016                                                                          1,000,000                1,068,350

   5.125%, 11/15/2029                                                                         1,500,000                1,505,775

   Highway and Toll 6%, 1/1/2012                                                              2,000,000                2,304,520

   Lease (Convention Center Project)

      7.25%, 1/1/2010                                                                         1,000,000                1,172,030

TSASC, Inc., Tobacco Flexible Amortization Bonds

   6.375%, 7/15/2039                                                                          1,000,000                1,052,880

Ulster County Industrial Development Agency,

   Civic Facility Revenue (Benedictine Hospital Project)
   6.40%, 6/1/2014                                                                              730,000                  675,170

Watervliet Housing Authority, Residential Housing

   Revenue (Beltrone Living Center Project)
   6%, 6/1/2028                                                                               1,000,000                   898,170

Yonkers Industrial Development Agency, Civic Facility

   Revenue (Saint Joseph's Hospital) 5.90%, 3/1/2008                                          1,700,000                1,568,760

U.S. RELATED--9.3%

Children's Trust Fund of Puerto Rico, Revenue

   6%, 7/1/2026                                                                               2,000,000                2,331,360

Guam Economic Development Authority, Tobacco

   Settlement Asset Backed 5.40%, 5/15/2031                                                     800,000                  813,288

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2016 (Insured; FSA)                                                                40,000                   45,230

   8.969%, 7/1/2016 (Insured; FSA)                                                            2,800,000  (a,b)         3,532,256

Puerto Rico Electric Power Authority, Power Revenue

   5.625%, 7/1/2019 (Insured; FSA)                                                            2,000,000                2,127,960

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   5.75%%, 7/1/2019 (Insured; MBIA)                                                           1,500,000                1,613,520

Puerto Rico Industrial Medical Educational and

  Environmental Pollution Control Facilities Financing

  Authority, HR (Saint Luke's Hospital Project)

   6.25%, 6/1/2010 (Prerefunded 6/1/2006)                                                     1,100,000  (c)           1,223,266

Puerto Rico Infrastructure Financing Authority,

   Special Obligation 5.50%, 10/1/2032                                                        1,500,000                1,603,215

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED (CONTINUED)

Puerto Rico Public Finance Corp., Commonwealth

   Appropriation 6%, 8/1/2026                                                                 2,000,000                2,259,040

Virgin Islands Public Finance Authority, Revenue

   5.50%, 10/1/2014                                                                           3,000,000                3,129,150

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $179,163,143)                                                                                               189,991,026
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--3.6%
------------------------------------------------------------------------------------------------------------------------------------

Long Island Power Authority Electric System,
  Revenue, VRDN

   1.20% (LOC; West Deutsche Landesbank)                                                      1,000,000  (e)           1,000,000

New York City, VRDN:

   1.30% (SBPA; FGIC)                                                                         1,400,000  (e)           1,400,000

   1.20%, (LOC; Bayerische Landesbank)                                                        2,100,000  (e)           2,100,000

   1.20%, (SBPA; Dexia Credit Local)                                                          1,700,000  (e)           1,700,000

New York City Housing Development Corp.,
   Residential Mortgage

   Revenue, VRDN (East 17th Street)

   1.20% (LOC; Chase Manhattan Bank)                                                          1,000,000  (e)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $7,200,000)                                                                                                   7,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $186,363,143)                                                             98.9%              197,191,026

CASH AND RECEIVABLES (NET)                                                                         1.1%                2,124,801

NET ASSETS                                                                                       100.0%              199,315,827




Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                          Assurance Corporation

FGIC                      Financial Guaranty Insurance
                          Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SBPA                      Standby Bond Purchase
                          Agreement

SONYMA                    State of New York Mortgage
                          Agency

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              36.1

AA                               Aa                              AA                                               36.6

A                                A                               A                                                13.5

BBB                              Baa                             BBB                                               2.7

F-1+, F-1                        VM1G1, MIG1, P1                 SP1, A1                                           3.7

Not Rated( f)                    Not Rated( f)                   Not Rated( f)                                     7.4

                                                                                                                 100.0

(A)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT NOVEMBER 30,
     2002, THESE SECURITIES AMOUNTED TO $11,894,699 OR 6.0% OF NET ASSETS.

(C)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(E)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2002

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           186,363,143   197,191,026

Interest receivable                                                   2,998,836

Receivable for shares of Beneficial Interest subscribed                 136,037

Prepaid expenses                                                         15,898

                                                                    200,341,797
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           153,094

Cash overdraft due to Custodian                                         781,943

Payable for shares of Beneficial Interest redeemed                       24,462

Accrued expenses and other liabilities                                   66,471

                                                                      1,025,970
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      199,315,827
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     187,359,334

Accumulated net realized gain (loss) on investments                   1,128,610

Accumulated net unrealized appreciation
  (depreciation) on investments                                      10,827,883
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      199,315,827

NET ASSET VALUE PER SHARE


                                                                              Class A               Class B                Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                            151,657,834             39,762,715              7,895,278

Shares Outstanding                                                         10,036,614              2,631,806                522,516
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   15.11                  15.11                  15.11



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended November 30, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,394,469

EXPENSES:

Management fee--Note 3(a)                                            1,050,155

Shareholder servicing costs--Note 3(c)                                 621,474

Distribution fees--Note 3(b)                                           221,446

Professional fees                                                       40,940

Registration fees                                                       36,397

Prospectus and shareholders' reports                                    34,335

Custodian fees                                                          24,211

Trustees' fees and expenses--Note 3(d)                                   6,158

Loan commitment fees--Note 2                                             2,884

Miscellaneous                                                           18,612

TOTAL EXPENSES                                                       2,056,612

INVESTMENT INCOME-NET                                                8,337,857
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,233,374

Net unrealized appreciation (depreciation) on investments            2,545,670

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,779,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                12,116,901

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,
                                             -----------------------------------

                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,337,857          8,068,644

Net realized gain (loss) on investments         1,233,374          1,180,141

Net unrealized appreciation
   (depreciation) on investments                2,545,670          4,302,921

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   12,116,901         13,551,706
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (6,706,403)          (6,428,454)

Class B shares                                (1,404,817)          (1,506,882)

Class C shares                                  (218,540)            (133,308)

TOTAL DIVIDENDS                               (8,329,760)          (8,068,644)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 73,349,776          79,482,923

Class B shares                                 11,879,270          11,867,341

Class C shares                                  4,945,852           3,140,816

Dividends reinvested:

Class A shares                                  4,269,415           4,176,862

Class B shares                                    813,391             949,529

Class C shares                                    165,892             112,745

Cost of shares redeemed:

Class A shares                               (78,792,398)         (69,562,420)

Class B shares                                (6,077,821)         (18,245,619)

Class C shares                                (2,159,341)            (208,677)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            8,394,036           11,713,500

TOTAL INCREASE (DECREASE) IN NET ASSETS       12,181,177           17,196,562
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           187,134,650          169,938,088

END OF PERIOD                                 199,315,827          187,134,650


                                                     Year Ended November 30,
                                               ---------------------------------

                                                     2002                2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     4,931,475           5,364,915

Shares issued for dividends reinvested            284,784             281,972

Shares redeemed                                (5,296,638)         (4,696,473)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (80,379)             950,414
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       789,755             800,561

Shares issued for dividends reinvested             54,248              64,101

Shares redeemed                                  (406,806)         (1,226,874)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     437,197            (362,212)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       326,743             211,272

Shares issued for dividends reinvested             11,049               7,600

Shares redeemed                                  (144,800)            (13,935)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     192,992             204,937

(A) DURING THE PERIOD ENDED NOVEMBER 30, 2002, 160,778 CLASS B SHARES REPRESENTING $2,404,297 WERE AUTOMATICALLY CONVERTED TO 160,778 CLASS A SHARES AND DURING THE PERIOD ENDED NOVEMBER 30, 2001, 857,606 CLASS B SHARES REPRESENTING $12,793,172 WERE AUTOMATICALLY CONVERTED TO 857,277 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                      Year Ended November 30,
                                                              ----------------------------------------------------------------------

CLASS A SHARES                                                2002(a)           2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            14.80          14.34         14.01          15.43         15.22

Investment Operations:

Investment income--net                                            .67(b)         .68           .69            .69           .69

Net realized and unrealized
   gain (loss) on investments                                     .31            .46           .42          (1.31)          .45

Total from Investment Operations                                  .98           1.14          1.11           (.62)         1.14

Distributions:

Dividends from investment income--net                            (.67)          (.68)         (.69)          (.69)         (.69)

Dividends from net realized
   gain on investments                                             --             --          (.09)          (.11)         (.24)

Total Distributions                                              (.67)          (.68)         (.78)          (.80)         (.93)

Net asset value, end of period                                  15.11          14.80         14.34          14.01         15.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.76           8.05          8.17          (4.22)         7.74
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .96            .92           .97            .93           .93

Ratio of net investment income
   to average net assets                                         4.49           4.58          4.92           4.65          4.50

Portfolio Turnover Rate                                         24.22          23.65         19.02          35.87         34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         151,658        149,772       131,482        128,995       134,432

(A)  AS  REQUIRED,  EFFECTIVE  DECEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES.  THE EFFECT OF THIS CHANGE FOR THE PERIOD  ENDED  NOVEMBER  30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  4.48% TO  4.49%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT  THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                        Year Ended November 30,
                                                              ----------------------------------------------------------------------

CLASS B SHARES                                                2002(a)           2001           2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.80          14.34          14.01         15.43         15.22

Investment Operations:

Investment income--net                                            .59(b)         .60            .62           .61           .61

Net realized and unrealized
   gain (loss) on investments                                     .32            .46            .42         (1.31)          .45

Total from Investment Operations                                  .91           1.06           1.04          (.70)         1.06

Distributions:

Dividends from investment income--net                            (.60)          (.60)          (.62)         (.61)         (.61)

Dividends from net realized
   gain on investments                                             --             --           (.09)         (.11)         (.24)

Total Distributions                                              (.60)          (.60)          (.71)         (.72)         (.85)

Net asset value, end of period                                  15.11          14.80          14.34         14.01         15.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              6.23           7.50           7.62         (4.71)         7.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.46           1.42           1.48          1.44          1.44

Ratio of net investment income
   to average net assets                                         3.97           4.07           4.42          4.11          3.99

Portfolio Turnover Rate                                         24.22          23.65          19.02         35.87         34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          39,763         32,484         36,669        51,792        83,437

(A)  AS  REQUIRED,  EFFECTIVE  DECEMBER  1,  2001,  THE  FUND  HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON A  SCIENTIFIC  BASIS FOR DEBT
     SECURITIES.  THE EFFECT OF THIS CHANGE FOR THE PERIOD  ENDED  NOVEMBER  30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  3.96% TO  3.97%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN  RESTATED TO REFLECT  THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended November 30,
                                                              ----------------------------------------------------------------------

CLASS C SHARES                                                2002(a)           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            14.81          14.35          14.02          15.43         15.23

Investment Operations:

Investment income--net                                            .55(b)         .57            .58            .58           .57

Net realized and unrealized
   gain (loss) on investments                                     .31            .46            .42          (1.30)          .44

Total from Investment Operations                                  .86           1.03           1.00           (.72)         1.01

Distributions:

Dividends from investment income--net                            (.56)          (.57)          (.58)          (.58)         (.57)

Dividends from net realized
   gain on investments                                             --             --           (.09)          (.11)         (.24)

Total Distributions                                              (.56)          (.57)          (.67)          (.69)         (.81)

Net asset value, end of period                                  15.11          14.81          14.35          14.02         15.43
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                              5.93           7.23           7.36          (4.86)         6.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.69           1.67           1.74           1.66          1.62

Ratio of net investment income
   to average net assets                                         3.71           3.77           4.18           3.91          3.63

Portfolio Turnover Rate                                         24.22          23.65          19.02          35.87         34.48
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           7,895          4,879          1,787          2,542         1,588



(A) AS REQUIRED, EFFECTIVE DECEMBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED NOVEMBER 30,
     2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 3.70% TO 3.71%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO DECEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the

                                                                 The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers it is the policy of the fund not to distribute such gain.


(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At November 30, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,368, undistributed capital gains $1,127,242 and unrealized appreciation $10,849,013.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2002 and November 30, 2001, respectively, were as follows: tax exempt income $8,329,760 and $8,068,644.

During the period ended November 30, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $21,962, decreased net realized gain (loss) on investments by $53,582 and increased paid-in capital by $75,544. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

During the period ended November 30, 2002, the Distributor retained $20 from commissions earned on sales of the fund's Class A shares and $70,465 and $4,030 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2002, Class B and Class C shares were charged $177,188 and $44,258, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2002, Class A, Class B and Class C shares were charged $373,997, $88,594 and $14,752, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2002, the fund was charged $70,193 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $50,000 and a fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund
Group.    The Chairman

of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2002, amounted to $54,524,697 and $45,290,137, respectively.

At November 30, 2002, the cost of investments for federal income tax purposes was $186,342,013; accordingly, accumulated net unrealized appreciation on investments was $10,849,013, consisting of $13,970,606 gross unrealized appreciation and $3,121,593 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to December 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $13,865 increase in accumulated undistributed investment income-net and a corresponding $13,865 decrease in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on November 30, 2001.

The effect of this change for the period ended November 30, 2002 was to increase net investment income by $8,097, decrease net unrealized appreciation (depreciation) by $7,265 and decrease net realized gains (losses) by $832. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees  Dreyfus Premier New York Municipal Bond Fun

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier New York Municipal Bond Fund at November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States..


New York, New York

January 6, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 2002 as "exempt-interest dividends" (not subject to regular federal income tax and, for individuals who are New York residents, New York state and New York city personal income taxes).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends and capital gain distributions paid for the 2002 calendar year on Form 1099-DIV which will be mailed by January 31, 2003.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

Clifford L. Alexander, Jr. (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-Present)

* Chairman of the Board and Chief Executive Officer (October 1999-September
  2000) and Director (February 1993-September 1999) of The Dun and Bradstreet Corporation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 49

                              --------------

Peggy C. Davis (59)

Board Member (1990)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Shad Professor of Law, New York University School of Law (1983-present)

* She writes and teaches in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28


Ernest Kafka (69)

Board Member (1986)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Physician engaged in private practice specializing in psychoanalysis of adults and adolescents (1962-present)

* Instructor, The New York Psychoanalytic Institute (1981-present)

* Associate Clinical Professor of Psychiatry at Cornell Medical School
  (1987-2002)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

Nathan Leventhal (59)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Avery- Fisher Artist Program (November 1997-Present)

* President of Lincoln Center for the Performing Arts, Inc. (March 1984-December
  2000)

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

SAUL B. KLAMAN, EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director-Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 55 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus
                        Premier New York Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  021AR1102